FOURTH AMENDMENT TO CREDIT AGREEMENT
FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 9, 2026 (this
“Fourth Amendment”), to the Credit Agreement referred to below, between agilon health management, inc. (f/k/a agilon health, inc.), a Delaware corporation (the “Borrower”), the
Lenders party hereto (which Lenders comprise the Requisite Lenders) and JPMorgan Chase
Bank, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, Agilon Health Intermediate Holdings, Inc., the
Administrative Agent, the Lenders from time to time party thereto and the Issuers from time to time party thereto are party to a Credit Agreement dated as of February 18, 2021 (as amended by the First Amendment to Credit Agreement, dated as of March 1, 2021, as further amended by the
Second Amendment to Credit Agreement, dated as of May 25, 2023, as further amended by the
Third Amendment to Credit Agreement, dated as of February 12, 2026, and as further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”, and as amended by this Fourth Amendment, the “Amended Credit
Agreement”); and
WHEREAS, pursuant to Section 11.1(a) of the Credit Agreement, the Borrower, the
Administrative Agent and the Lenders party hereto (which Lenders comprise the Requisite
Lenders) desire to amend the Credit Agreement as set forth in Section 2 of this Fourth
Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit
Agreement, and the Credit Agreement is hereby amended as follows:
Section 1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Section 2.Amendment of the Credit Agreement.  On and after the Fourth
Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)by adding the following new definition to Section 1.1 of the Credit Agreement, to appear in proper alphabetical order:
““Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of
April 9, 2026, between the Borrower, the Lenders party thereto and the Administrative
Agent.”
““Fourth Amendment Effective Date” has the meaning specified in the Fourth
Amendment.”
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““Specified Cash Equivalents” means those certain Cash Equivalents  which, as of the
Fourth Amendment Effective Date, are held by Raymond James & Associates, Inc., as custodian, in account number 484FM591.”
(b)by amending and restating the definition of “Total Cash” in Section 1.1 of the
Credit Agreement in its entirety as follows:
““Total Cash” means, at any time, the sum of the Unrestricted Cash and Cash
Equivalents of Borrower and its Restricted Subsidiaries, solely to the extent such
Unrestricted Cash and Cash Equivalents are held on deposit with either (i) the
Administrative Agent or (ii) any depositary bank, securities intermediary and/or other custodian pursuant to Section 7.17. For the avoidance of doubt, Total Cash shall include the unconsolidated Cash of the ACO Entities, including pursuant to the CMS ACO
Models, solely to the extent such unconsolidated Cash is held on deposit with either (i)
the Administrative Agent or (ii) any depositary bank, securities intermediary and/or other custodian pursuant to Section 7.17.
(c)by amending and restating Section 7.17 of the Credit Agreement in its entirety as follows:
“Section 7.17Cash and Cash Equivalents.  On and after the date that is seventy (70)
days following the Third Amendment Effective Date, Borrower shall, and shall cause each of its Restricted Subsidiaries to, maintain all of its Cash and Cash Equivalents (other than Cash Collateral used to Cash Collateralize any Letters of Credit, which may be held on deposit with any Issuer) either (i) with the Administrative Agent (as depositary bank and/or securities intermediary, as applicable) or (ii) in an account with any other depositary bank, securities intermediary and/or other custodian agreed to by the
Administrative Agent in its reasonable discretion and for which J.P. Morgan Investment
Management Inc. serves as investment manager, it being understood that the Specified
Cash Equivalents shall initially be maintained in an account with U.S. Bank National
Association, as custodian.”
Section 3.Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the satisfaction of the following condition (the date of the satisfaction of such condition, the “Fourth Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received from the Borrower and the Lenders comprising the Requisite Lenders either (x) a counterpart of this Fourth
Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the
Administrative Agent (which may include delivery of a signed signature page of this Fourth
Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that each such party has signed a counterpart of this Fourth Amendment.
Section 4.Representations and Warranties.  In order to induce the Administrative
Agent and the Lenders party hereto to enter into this Fourth Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders party hereto, on and as of the date hereof that:
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(a)The execution, delivery and performance by the Borrower of this Fourth
Amendment and the consummation of the transactions contemplated hereby:
(i)are within the Borrower’s corporate powers;
(ii)have been duly authorized by all necessary corporate action, including the consent of shareholders where required;
(iii)do not and will not (A) contravene Parent’s or any Loan Party’s or any of such Loan Party’s Restricted Subsidiaries’ respective Constituent Documents in any respect to Parent or a Loan Party other than the Borrower or any Subsidiary Guarantor that is a Significant Subsidiary that would reasonably be expected to have a Material
Adverse Effect, (B) violate any other Requirement of Law applicable to Parent or any
Loan Party (including Regulations T, U and X of the Federal Reserve Board), or any
order or decree of any Governmental Authority or arbitrator applicable to Parent or such
Loan Party in any respect that would reasonably be expected to have a Material Adverse
Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation of
Parent or any Loan Party or any of such Loan Party’s Restricted Subsidiaries in any respect that would reasonably be expected to have a Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of Parent or any Loan Party or any of such Loan Party’s Restricted Subsidiaries, other than those in favor of, or collaterally assigned to, the Secured Parties, as the case may be, pursuant to the Collateral
Documents; and
(iv)do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than
(A) those that have been or will be, prior to the date hereof, obtained or made, and each of which on the date hereof will be in full force and effect, (B) with respect to the
Collateral, filings required to perfect the Liens created by the Collateral Documents and
(C) those the failure of which to obtain could not reasonably be expected to result in a
Material Adverse Effect.
(b)This Fourth Amendment has been duly executed and delivered by the Borrower.
This Fourth Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject only to applicable laws relating to
(i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally and
(ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.
(c)No Default or Event of Default has occurred or is continuing.
(d)The representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the
Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties are true and correct in all material respects as of such earlier date.
Section 5.Effects on Loan Documents.
(a)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
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(b)The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Issuer, the Administrative
Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent, the Collateral Agent, the Issuers or the Lenders under the
Loan Documents.
(c)The Borrower and the other parties hereto acknowledge and agree that, on and after the date hereof, this Fourth Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.  After the date hereof, any reference in any Loan Document to the Credit Agreement shall mean the Amended Credit Agreement.
(d)By its execution hereof, the Borrower hereby expressly agrees, with respect to each Loan Document to which it is a party (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Fourth Amendment, (b) nothing contained in this Fourth Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document and (c) all of the liens and security interests created by and arising under such Loan Document remain in full force and effect on a continuous basis, regardless of the effectiveness of this Fourth Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related Guaranty.
Section 6.Fees; Costs and Expenses.
(a)The Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the
Credit Agreement to pay and reimburse the Administrative Agent and the Lenders party hereto for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel)
incurred in connection with the negotiation, preparation, execution and delivery of this Fourth
Amendment and all other documents and instruments delivered in connection herewith.
Section 7.Applicable Law.  This Fourth Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
Section 8.Execution in Counterparts.  This Fourth Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission (i.e., a “pdf”
or “tiff”)) and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart hereof by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
Section 9.Headings.  Section and subsection headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth
Amendment for any other purpose or be given any substantive effect.
[SIGNATURES BEGIN NEXT PAGE]
[Signature Page to Fourth Amendment to agilon Credit Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
AGILON HEALTH MANAGEMENT, INC.,
as the Borrower
By:/s/ DENISE ZAMORE
Name: Denise Zamore
Title: Secretary
[Signature Page to Fourth Amendment to agilon Credit Agreement]
JPMorgan Chase bank, N.A.,
as Administrative Agent and as a Lender
By:/s/ WILLIAM R. DOOLITTLE
Name: William R. Doolittle
Title: Executive Director
[Signature Page to Fourth Amendment to agilon Credit Agreement]
BANK OF AMERICA, N.A.,
as a Lender and an Issuer
By:/s/ GRANT GRIFFITH
Name: Grant Griffith
Title: Vice President
[Signature Page to Fourth Amendment to agilon Credit Agreement]
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:/s/ EUGENE STUNSON
Name: Eugene Stunson
Title: Executive Director
[Signature Page to Fourth Amendment to agilon Credit Agreement]
DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By:/s/ TAYLOR PULLING
Name: Taylor Pulling
Title: Director
By:/s/ PHILIP TANCORRA
Name: Philip Tancorra
Title: Director